As Filed With The Securities And Exchange Commission on December 29, 1997.

                                   File Nos. 2-99388 and 811-4369

               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D. C.  20549

                           Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          (X)

Pre-Effective Amendment No.                                      ( )

Post-Effective Amendment No.  21                                 (X)

                             and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  (X)

Amendment No.   23                                               (X)

                    THE RUSHMORE FUND, INC.
       (Exact Name of Registrant as Specified in Charter)

        4922 Fairmont Avenue, Bethesda, Maryland  20814
      (Address of Principal Executive Offices) (Zip Code)

                         (301) 657-1500
      (Registrant's Telephone Number, Including Area Code)

                       Timothy N. Coakley
                      4922 Fairmont Avenue
                   Bethesda, Maryland  20814
       (Name and Address of Agent for Service of Process)


Approximate Date of Commencement of the Proposed Public Offering of the
Securities:

It is proposed that this filing will become effective (check appropriate box):

___  immediately upon filing pursuant to paragraph (b) of rule 485.
 X   on January 1, 1998 pursuant to paragraph (b)(1)(v) of rule 485.
___  60 days after filing pursuant to paragraph (a)(1) of rule 485.
___  on (date) pursuant to paragraph (a) (1) of rule 485.
___  75 days after filing pursuant to paragraph (a)(2) of rule 485.
___  on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

___ This post-effective amendment designates a new effective date for a previously-filed post-effective amendment.

The Registrant has previously filed a declaration of indefinite registration of its shares pursuant to Rule 24f-2 under the Investment Company Act of
1940.   The Rule 24f-2 Notice for the Registrant's fiscal year ended
August 31, 1997 was filed on October 28, 1997.

                    THE RUSHMORE FUND, INC.

              REGISTRATION STATEMENT ON FORM N-1A

                     CROSS REFERENCE SHEET


Form N-1A                             Location in
 Item No                              Registration Statement

          Part A. Information Required in Prospectus

  1.     Cover Page                   Outside Front Cover Page of Prospectus

  2.     Synopsis                     Fee Table

  3.     Condensed Financial          Financial Highlights
         Information

  4.     General Description of       Organization and Description of
         Registrant                   Common Stock; Investment Objective
                                      and Policies; Management of the Fund

  5.     Management of the Fund       Management of the Fund

  5A.    Management's Discussion of   Management's Discussion
         Fund Performance             of Fund Performance

  6.     Capital Stock and Other      Organization and
         Securities                   Description Common Stock;
                                      Dividends and Distribution; Taxes

  7.     Purchase of Securities       How to Invest in the Portfolio;
         Being Offered                Exchanges; Net Asset Value

  8.     Redemption or Repurchase     How to Redeem an Investment (Withdrawals)

  9.     Legal Proceedings            Not Applicable


               Part B: Information Required In
               Statement of Additional Information


 10.     Cover Page                   Outside Front Cover Page of Statement
                                      of Additional Information

 11.     Table of Contents            Table of Contents

Form N-1A                             Location in
 Item No                              Registration Statement


 12.     General Information and      Not Applicable
         History

 13.     Investment Objectives and    Investment Policies;
         Policies                     Investment Restrictions

 14.     Management of the            Management of the Fund
         Registrant

 15.     Control Persons and          Principal Holders of Securities
         Principal Holders
         of Securities

 16.     Investment Advisory and      Management of the Fund
         Other Services

 17.     Brokerage Allocation         Investment Policies

 18.     Capital Stock and Other      Not Applicable
         Securities

 19.     Purchase, Redemption and     Not Applicable
         Pricing of Securities
         Being Offered

 20.     Tax Status                   Dividends, Distributions, and Taxes

 21.     Underwriters                 Management of the Fund

 22.     Calculations of              Performance Information;
         Performance Data             Calculation of Return Quotations

 23.     Financial Statements         Financial Statements


                  Part C: Other Information

 24.     Financial Statements and     Financial Statements and
         Exhibits                     Exhibits

 25.     Persons Controlled by or     Persons Controlled by or
         Under Common Control         Under Common Control

 26.     Number of Holders of         Numbers of Holders of
         Securities                   Securities

 27.     Indemnification              Indemnification

Form N-1A                             Location in
 Item No                              Registration Statement

 28.     Business and Other           Business and Other
         Connections                  Connections of Investment
         of Investment Adviser        Adviser

 29.     Principal Underwriters       Principal Underwriters

 30.     Location of Accounts and     Location of Accounts and
         Records                      Records

 31.     Management Services          Management Services

 32.     Undertakings                 Undertakings

 33.     Signatures                   Signatures

                                PART A

                        THE RUSHMORE FUND, INC.
                         4922 Fairmont Avenue
                       Bethesda, Maryland  20814
                            (800) 343-3355
                            (301) 657-1500


                RUSHMORE U.S. GOVERNMENT BOND PORTFOLIO


                   INVESTMENT OBJECTIVE AND POLICIES

The Rushmore U.S. Government Bond Portfolio (the "Portfolio") is a portfolio of The Rushmore Fund, Inc. (the "Fund"), an open-end management investment company. The objective of the Portfolio is to provide investors with maximum current income to the extent that such investment is consistent with safety of principal. In attempting to achieve its objective, the Portfolio invests principally in the current thirty-year U.S. Treasury bonds and in other U.S. Government securities with maturities of ten years or more.

The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency.


                     ADDITIONAL INFORMATION

Investors should read this Prospectus and retain it for future reference. It is designed to set forth concisely the information an investor should know before investing in the Portfolio. A Statement of Additional Information, dated January 1, 1998, containing additional information about the Fund and the Portfolio has been filed with the Securities and Exchange Commission and is incorporated herein by reference. A copy of the Statement of Additional Information may be obtained, without charge, by writing or telephoning the Fund.

The date of this Prospectus is January 1, 1998.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           FEE TABLE

The  following  table  illustrates  all  expenses  and  fees  that   a
shareholder of the Portfolio will incur:

SHAREHOLDER TRANSACTION EXPENSES
     Sales Load Imposed on Purchases                  None
     Sales Load Imposed on Reinvested Dividends       None
     Deferred Sales Load                              None
     Redemption Fees                                  None
     Exchange Fees Redemption Fees                    None
     Monthly Account Fee (for accounts under $500)*   $5.00



ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
     Management Fees                                  0.50%
     12b-1 Fees                                       None
     Other Expenses**                                 0.30%
     Total Fund Operating Expenses                    0.80%

* A charge of $5 per month may be imposed on any account whose average daily balance for the month falls below $500 due to redemptions. See "Transaction Charges."

**  Estimated.


EXAMPLE

You  would pay the following expenses on a $1,000 investment  assuming
(1) 5% annual return and (2) redemption at the end of each time period:

      1 year       3 years    5 years     10 years

        $8           $26         $46            $102

The same level of expenses would be incurred if the investment were held throughout the period indicated.

The  purpose  of this table is to assist the investor in understanding the various expenses that an investor in the Portfolio will bear directly or indirectly. The five percent assumed annual return is for comparison purposes only. As noted above, the Portfolio charges no redemption fees. The actual annual return may be more or less depending on market conditions. The actual expenses an investor incurs will depend on the amount invested and actual expenses may be greater or less than those shown. For more complete information about the various costs and expenses, see "Management of the Fund" in this Prospectus and "Management of the Fund" in the Statement of Additional Information.


                             The Rushmore Fund, Inc.
                              Financial Highlights
                     Rushmore U.S. Government Bond Portfolio
                                     Audited

                                                                     For the Year Ended August 31,
                                                    1997          1996         1995          1994          1993
Per Share Operating Performance:
 Net Asset Value - Beginning of Year              $  9.39       $  9.89      $  9.08       $ 11.55       $ 10.62
                                                  --------      --------     --------      --------      --------
 Income from Investment Operations:
    Net Investment Income                           0.549         0.563        0.606         0.599         0.650

    Net Realized and Unrealized Gain (Loss)
      on Investments                                0.549        (0.502)       0.810        (1.884)        1,304
                                                  --------      --------     --------      --------      --------
             Total from Investment Operations       1.098         0.061        1.416        (1.285)        1.954
                                                  --------      --------     --------      --------      --------
 Distributions to Shareholders:
    From Net Investment Income                     (0.551)       (0.561)      (0.606)       (0.602)       (0.650)
    From Net Realized Capital Gain                 (0.017)            -            -        (0.583)       (0.374)
                                                  --------      --------     --------      --------      --------
             Total Distributions                   (0.568)       (0.561)      (0.606)       (1.185)       (1.024)
                                                  --------      --------     --------      --------      --------
 Net Increase (Decrease) in Net Asset Value          0.53         (0.50)        0.81         (2.47)         0.93
                                                  --------      --------     --------      --------      --------
 Net Asset Value - End of Year                    $  9.92       $  9.39      $  9.89       $  9.08       $ 11.55
                                                  ========      ========     ========      ========      ========
Total Investment Return                             11.94%         0.41%       16.35%       (10.29)%       20.92%

Ratios to Average Net Assets:
 Expenses                                            0.80%         0.80%        0.80%         0.80%         0.80%
 Net Investment Income                               5.60%         5.59%        6.75%         5.97%         6.08%

Supplementary Data:
 Portfolio Turnover Rate                             19.2%         95.0%        63.3%        188.3%        173.6%
 Net Assets at End of Year (000s omitted)         $15,212       $21,424      $16,391       $29,276       $24,094
 Number of Shares Outstanding at End of Year
  (000's omitted)                                   1,534         2,281        1,658         3,225         2,085



                             The Rushmore Fund, Inc.
                              Financial Highlights
                     Rushmore U.S. Government Bond Portfolio
                               Audited (Continued)

                                                                              For the Year Ended August 31,
                                                           1992         1991          1990        1989        1988
Per Share Operating Performance:
 Net Asset Value - Beginning of Year                   $   9.97       $  9.14       $  9.96     $  8.96     $  9.19
                                                       ---------      --------      --------    --------    --------
 Income from Investment Operations:
    Net Investment Income                                 0.697         0.718         0.720       0.742       0.747
    Net Realized and Unrealized Gain (Loss)
      on Investments                                      0.649         0.829        (0.821)      1.000      (0.230)
                                                       ---------      --------      --------    --------    --------
             Total from Investment Operations             1.346         1.547        (0.101)      1.742       0.517
                                                       ---------      --------      --------    --------    --------
 Distributions to Shareholders:
    From Net Investment Income                           (0.696)       (0.717)       (0.719)     (0.742)     (0.747)
    From Net Realized Capital Gain                            -             -             -           -           -
                                                       ---------      --------      --------    --------    --------
             Total Distributions                         (0.696)       (0.717)       (0.719)     (0.742)     (0.747)
                                                       ---------      --------      --------    --------    --------
 Net Increase (Decrease) in Net Asset Value                0.65          0.83         (0.82)       1.00       (0.23)
                                                       ---------      --------      --------    --------    --------
 Net Asset Value  -  End of Year                       $  10.62       $  9.97       $  9.14     $  9.96     $  8.96
                                                       =========      ========      ========    ========    ========
Total Investment Return                                   13.97%        17.61%        (1.24)%     20.17%       5.73%

Ratios to Average Net Assets:
 Expenses                                                  0.80%         0.80%         0.80%       0.80%       0.83%
 Net Investment Income                                     6.80%         7.43%         7.28%       7.73%       8.05%

Supplementary Data:
 Portfolio Turnover Rate                                  298.0%        235.7%        400.8%      411.8%      829.0%
 Net Assets at End of Year (000s omitted)              $ 22,803       $14,481       $13,039     $25,934     $ 7,227
 Number of Shares Outstanding at End of Year
  (000's omitted)                                         2,148         1,452         1,427       2,603        806



 The Fund commenced operations on December 18, 1985.

 The  above  financial highlights relating to the Portfolio,  for  the  periods identified, have been audited by Deloitte & Touche LLP, independent  certified public  accountants, whose report thereon appears in the  Fund's  1997  Annual
 Report to Shareholders for the Rushmore U.S. Government Bond Portfolio and  is
 incorporated  by  reference in the Statement of Additional Information.   This
 information  should be read in conjunction with the financial  statements  and
 related notes thereto included in the Statement of Additional Information.   A
 copy  of  the Fund's 1997 Annual Report to Shareholders for the Rushmore  U.S.
 Government  Bond Portfolio, and further information about the  performance  of the  Portfolio,  may be obtained, without charge, by contacting  the  Fund  at
 4922 Fairmont Avenue, Bethesda, Maryland 20814, or by telephoning the Fund  at
 (800) 343-3355 or (301) 657-1500.


MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE

During 1997, the economy has continued to show solid growth while keeping inflation in check. The Federal Reserve has not made a change to the Federal Funds rate since March of 1997, but they do maintain a bias toward restraint. Due to this bias, the market remains susceptible to volatility due to economic data releases, as market participants try to gauge the Fed's reaction to possible inflationary data. Yields on the 30 years Treasury Bond peaked in April 1997 at 7.17% before trending back downward to 6.57% by the Fund's fiscal year end. The low end of the yield range for the 1997 fiscal year was 6.35%.

The U.S. Government Bond Portfolio invests primarily in ten and 30-year Treasury issues. Our objective is to provide high current income as well as maintain safety of principal. For the fiscal year ended August 31, 1997, the total return of the Portfolio was 11.94%, as compared with the Lehman Brothers Intermediate Government Index total return of 7.96%, and the Lehman Brothers Long Government Index total return of 13.24%. The average maturity of the Portfolio was 21.3 years on August 31, 1997.

The economy should continue to remain strong, and a watchful Fed will keep vigil over inflation. To achieve this goal another rate hike may be necessary, but as they have demonstrated in recent FOMC meetings, the Fed is willing to be patient before making restrictive rate increases. So far Fed policy has been successful in keeping the economy moving forward while not being overly restrictive. The ever present possibility of an increase in the Fed Funds' rate in the future, however, does leave the market open to some volatility. We anticipate a trading range in 30-year Treasury Bond yields between 5.75% and 6.75%. Until we see an upward move in inflation, yields should remain in the lower end of this range.


PERFORMANCE DATA

From time to time, quotations of the Portfolio's "total return" and "yield" may be included in advertisements, sales literature or shareholder reports. Both "total return" and "yield" figures are based on historical earnings and show the performance of a hypothetical investment and are not intended to indicate future performance. The "total return" of the Portfolio refers to return assuming an investment has been held in the Portfolio for one year, five years and for ten years (up to the life of the Portfolio), the ending date of which will be stated. The "total return" quotations are expressed in terms of average annual compounded rates of return for all periods quoted and assume that all dividends and capital gains distributions were reinvested. The "yield" of the Portfolio refers to net income generated by an investment in the Portfolio over a specified thirty-day period. This income is then "annualized." That is, the amount of income generated by the investment during the thirty-day period is assumed to be generated over a 12-month period and is shown as a percentage of the investment. "Yield" and "total return" for the Portfolio will vary based on changes in market conditions and the level of the Portfolio's expenses.

The annualized yield for the Rushmore U.S. Government Bond Portfolio was 5.77% for the year ended August 31, 1997.

                        THE RUSHMORE FUND, INC.
                    U.S. Government Bond Portfolio
                        Total Return Comparison



                                Lehman              Lehman
                 Rushmore       Brothers            Brothers
                 U.S. Gov't     Intermediate-       Long
                 Bond           Gov't Index         T-Bond

  12/31/85       $10,000        $10,000             $10,000
  8/31/86        $10,614        $11,136             $12,440
  8/31/87        $10,608        $11,341             $11,529
  8/31/88        $11,215        $12,178             $12,458
  8/31/89        $13,478        $13,516             $14,942
  8/31/90        $13,310        $14,615             $15,169
  8/31/91        $15,654        $16,470             $17,981
  8/31/92        $17,841        $18,581             $20,865
  8/31/93        $21,574        $20,194             $25,455
  8/31/94        $19,354        $20,026             $23,829
  8/31/95        $22,518        $21,814             $27,868
  8/31/96        $22,611        $22,787             $28,275

  8/31/97        $25,311        $24,601             $32,019


Past performance is not predictive of future performance. The Lehman Brothers Intermediate Government Index and the Long T-Bond Index are unmanaged indices and, unlike the Portfolio, have no management fee or other operating expenses to reduce their reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains.


                      Average Annual Total Return
                     Period Ending August 31, 1997

                                                Since
       One Year           Five Years            Inception

        11.94%              7.24%                 8.23%

INVESTMENT OBJECTIVE AND POLICIES

General

The investment objective of the Rushmore U.S. Government Bond Portfolio is to provide investors with maximum current income to the extent that such investment is consistent with safety of principal. In attempting to achieve its objective, the Portfolio invests principally in the current thirty-year U.S. Treasury bond and in other U.S.
Government securities with maturities of ten years or more. The Portfolio will invest only in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and in securities and certificates evidencing ownership of future interest and principal payments on the above securities (zero coupons). The Portfolio also may purchase U.S. Government securities under repurchase agreements and may also lend Portfolio securities.

U.S. Government Securities

U.S. Treasury securities are backed by the full faith and credit of the U.S. Treasury. U.S. Treasury securities differ only in their interest rates, maturities, and dates of issuance. Treasury Bills have maturities of one year or less. Treasury Notes have maturities of one to ten years, and Treasury Bonds generally have maturities of greater than ten years at the date of issuance. Yields on short-, intermediate-, and long-term U.S. Government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. Government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of portfolio investments of the Portfolio in U.S. Government securities, while a decline in interest rates would generally increase the market value of portfolio investments of the Portfolio in these securities.

Certain U.S. Government securities are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, obligations of U.S. Government agencies or instrumentalities such as the Federal National Mortgage Association ("FNMA"), the Government National Mortgage Association ("Ginnie Mae"), the Federal Home Loan Mortgage Corporation, the Small Business Administration ("SBA"), the Export-Import Bank, the Federal Farm Credit Administration, the Federal Home Loan Banks ("FHLBs"), Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, and the National Credit Union Administration.

Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as Ginnie Mae and SBA certificates, are backed by the full faith and credit of the U.S. Treasury. Such agencies and instrumentalities may borrow funds from the U.S. Treasury. No assurances can be given, however, that the U.S. Government will provide such financial support to the obligations of other U.S. Government agencies or instrumentalities in which the Portfolio invests, such as the FHLBs and the FNMA, since the U.S. Government is not obligated to guarantee these securities. These other agencies and instrumentalities are supported by either the issuer's right to borrow, under certain circumstances, an amount limited to a specific line of credit from the U.S. Treasury, the discretionary authority of the U.S. Government to purchase certain obligations of an agency or instrumentality, or the credit of the agency or instrumentality itself.

Government bonds typically pay coupon interest semi-annually and repay the principal at maturity. Ginnie Mae certificates differ from other Government securities in that monthly payments of both principal and interest are made. Ginnie Mae certificates represent an ownership in a pool of either Federal Housing Administration-insured or Veterans Administration-guaranteed mortgages. These certificates have yield and maturity characteristics corresponding to the underlying mortgages and a certificate's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The actual yield of each certificate will be influenced by the prepayment experience of the mortgage pool.

U.S. Government securities may be purchased at a discount. Such securities, when held to maturity or retired, may include an element of capital gain. Capital losses may be realized when such securities purchased at a premium are held to maturity or are called or redeemed at a price lower than their purchase price. Capital gains or losses also may be realized upon the sale of securities.

Fixed Income Value and Yield Fluctuations

Fluctuation in the market value of the securities of the Portfolio will occur due to interest rate movements. The market values of the investment securities of the Portfolio will vary inversely with interest rate movements and, therefore, the per share value of the Portfolio will also fluctuate as interest rates change. Furthermore, debt securities with longer maturities, such as Ginnie Mae certificates, generally experience greater price movement compared to shorter term securities as interest rates fluctuate. Because of the fluctuation of per share values, investment in the Portfolio may not be suitable for investors with short-term investment objectives.

Specialized Investment Practices and Risks

Zero Coupon Bonds

The Portfolio also may buy and sell U.S. Treasury zero coupon securities. Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments so that interest is not paid in cash during the term of these securities. Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, reflecting the current value of the deferred interest, and this discount is amortized as interest income over the life of the security and paid at maturity. The discount is taxable even though there is no cash return until maturity. Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds. Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of "Separate Trading of Registered Interest and Principal of Securities" (or "STRIPS"). While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds. Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate. The Portfolio will not invest more than 10% of its assets in current value of the zero coupon securities at any time.

Repurchase Agreements

In order to effectively utilize cash reserves kept for liquidity, the Portfolio may invest in repurchase agreements secured by securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and in securities and certificates evidencing ownership of future interest and principal payments on the above securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to sell it to the seller at an agreed upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed upon market rate. The Portfolio may enter into repurchase agreements only with member banks of the Federal Reserve system or primary dealers of U.S. Government securities. In the event of a default or bankruptcy by the seller, the Portfolio will liquidate those securities held under repurchase agreements. However, liquidation of the securities could involve costs or delays and, to the extent proceeds from their sale were less than the agreed upon repurchase price, the Portfolio could suffer a loss.


Lending of Securities

The Portfolio may lend its securities to National Association of Securities Dealers, Inc. (the "NASD")-registered broker-dealers and Federal Reserve member banks for the purpose of earning additional income. Such loans will be pursuant to agreements requiring the broker-dealer or bank to fully and continuously secure the loan by cash or other securities in which the Portfolio may invest equal to the market value of the securities loan. The Portfolio receives compensation for lending its securities in the form of fees.

The Portfolio will enter into securities lending and repurchase transactions only with parties who meet credit worthiness standards approved by the Fund's Board of Directors. In the event of a default or bankruptcy by a seller or borrower, the Portfolio will promptly liquidate collateral. However, the exercise of the Portfolio's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale of collateral on a default of the seller or borrower were less than the seller's or borrower's obligation, the Portfolio could suffer a loss.

Borrowings

The Portfolio may borrow money to facilitate management of the portfolio instruments by enabling the Portfolio to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the Portfolio promptly. Such a borrowing may not exceed 30% of the Portfolio's total assets, taken at current net asset value before any borrowing. The Portfolio may not purchase securities if a borrowing is outstanding.

In addition to the foregoing, the Portfolio is authorized to borrow money from a bank as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Portfolio's total assets. The Portfolio is authorized to pledge portfolio securities as the Adviser deems appropriate in connection with any borrowings.

PORTFOLIO TURNOVER

The portfolio turnover for the Portfolio was 19.2%, 95.0%, and 63.3%, for the years ended August 31, 1997, 1996, and 1995, respectively.


HOW TO INVEST IN THE PORTFOLIO

The minimum initial investment in the Portfolio is $2,500. Retirement accounts may be opened with a $500 minimum investment. The shares of the Portfolio are offered at the daily public offering price which is the net asset value per share (See "Net Asset Value") next computed after receipt of your order. There is no minimum amount for subsequent investments in the Portfolio. All accounts will be held in book-entry form. NO CERTIFICATES FOR SHARES WILL BE ISSUED. The Portfolio reserves the right to reject any purchase order. Foreign checks will not be accepted.

Investment in the Portfolio can be made directly with the Fund or through third parties such as broker-dealers, banks or other financial institutions that purchase securities for their customers. Such third parties may charge their customers a fee in connection with services offered to customers. When an authorized third party accepts an order, the Fund will be deemed to have received the order. Orders accepted by an authorized third party will be priced at the Fund's net asset value next computed after acceptance. When shares are purchased through third parties, the third party, rather than the customer, may be the shareholder of record of the shares. Investors who do not wish to receive the services of a third party may invest directly with the Trust without charge by mail or by bank wire, as described below. Certain third party organizations may receive compensation from the Fund, the Portfolio's transfer agent, or Money Management Associates for the shareholder accounting services these organizations provide.


By  Mail:   Complete an application and make a check payable  to  "The
Rushmore Fund, Inc."  Mail the check along with the application, to:

     The Rushmore Fund, Inc.
     4922 Fairmont Avenue
     Bethesda, Maryland  20814

Purchases by check will normally be credited to an account within one business day after receipt of payment. Foreign checks will not be accepted.

By Bank Wire:  Request a wire transfer to:

     Rushmore Trust and Savings, FSB
     Bethesda, Maryland
     Routing Number 0550-71084
     For Account of The Rushmore Fund, Inc.
     Account Number 029385-770

AFTER INSTRUCTING YOUR BANK TO TRANSFER MONEY BY WIRE, YOU MUST TELEPHONE THE FUND AT (800) 622-1386 OR (301) 657-1510 BETWEEN 8:30
A.M. AND 4:00 P.M., EASTERN TIME, AND TELL US THE AMOUNT YOU TRANSFERRED AND THE NAME OF THE BANK SENDING THE TRANSFER. YOUR BANK MAY CHARGE A FEE FOR SUCH SERVICES. IF THE PURCHASE IS CANCELED BECAUSE YOUR WIRE TRANSFER IS NOT RECEIVED, YOU MAY BE LIABLE FOR ANY LOSS THE FUND MAY INCUR.

HOW TO REDEEM AN INVESTMENT (WITHDRAWALS)

On any day the Fund is open for business, an investor may withdraw all or any portion of his investment by redeeming shares at the next determined net asset value per share after receipt of the order by writing the Fund or by telephoning (800) 822-1386 or (301) 657-1510 between 8:30 A.M. and 4:00 P.M., Eastern time. Telephone redemption privileges may be terminated or modified by the Fund upon 60 days notice to all shareholders of the Fund.

The privilege to initiate redemption transactions by telephone will be made available to fund shareholders automatically.

Telephone redemptions will only be sent to the address of record or to bank accounts specified in the account application. When acting on instructions believed to be genuine, the Fund will not be liable for any loss resulting from a fraudulent telephone redemption request and the investor would bear the risk of any such loss. The Fund will employ reasonable procedures to confirm that redemption instructions communicated by telephone are genuine; and if the Fund does not employ such procedures, then the Fund may be liable for any losses due to unauthorized or fraudulent instructions. The Fund follows specific procedures for transactions initiated by telephone, including among others, requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation not later than five business days after such transactions, and/or tape recording of telephone transactions.

The proceeds of redemptions will be sent directly to the investor's address of record. If the investor requests payment of redemptions to a third party or to a location other than his address of record listed on the account application, the request must be in writing and the investor's signature must be guaranteed by an eligible institution. Eligible institutions generally include banking institutions, securities exchanges, associations, agencies or broker/dealers, and "STAMP" program participates. There are no fees charged for redemptions.

The Fund will redeem its shares at a redemption price equal to their net asset value as next computed following the receipt of a request for redemption. There is no redemption charge. Payment for the redemption price will be made within seven days after the Fund's receipt of the request for redemption. For investments that have been made by check, payment on withdrawal requests may be delayed for up to ten business days or until the check clears, whichever occurs first. This delay is necessary to assure the Fund that investments made by checks are good funds. The proceeds of the redemption will be forwarded promptly upon confirmation of receipt of good funds.

The right of redemption may also be suspended, or the date of payment postponed, (a) for any period during which the New York Stock Exchange ("NYSE") is closed (other than customary weekend or holiday closings); or (b) when trading on the NYSE is restricted, or an emergency exists, as determined by the Securities and Exchange Commission, so that disposal of the Fund's investments for determination of net asset value is not reasonably practicable; or (c) for such other periods as the Commission, by order, may permit for protection of the Fund's investors. Investors should also be aware that telephone redemptions or exchanges may be difficult to implement in a timely manner during periods of drastic economic or market changes. If such conditions occur, redemption or exchange orders can be made by mail. Because of the administrative expense of handling small accounts, the Fund reserves the right to involuntarily redeem an investor's account which falls below $500 in total value in all portfolios of the Fund due to redemptions or exchanges after providing 60 days written notice.

EXCHANGES

The Fund is composed of two separate portfolios. This Prospectus describes the features of the Rushmore U.S. Government Bond Portfolio. The other portfolio of the Fund is the Rushmore Nova Portfolio; however, shares of the Rushmore Nova Portfolio currently are not available or sold to the public. Shares of The Rushmore Fund, Inc. may also be exchanged for shares of Fund for Government Investors, Fund for Tax-Free Investors, Inc., American Gas Index Fund, Inc., or the Cappiello-Rushmore Trust on the basis of the respective net asset values of the shares involved. Exchanges may be made by telephone or letter. Written requests should be sent to The Rushmore Fund, Inc., 4922 Fairmont Avenue, Bethesda, Maryland 20814, and should be signed by the record owner or owners. Telephone exchange requests may be made by calling the Fund at (800) 622-1386 or (301) 657-1510 between 8:30 A.M. and 4:00 P.M., Eastern time. Exchanges will be effected at the respective net asset values of the portfolios as next determined after receipt of the exchange request. To implement an exchange, shareholders should provide the following information: account registration including address and number, taxpayer identification number, percentage or dollar value of shares to be redeemed, and name and account number of the portfolio to which the investment is to be transferred. Exchanges may be made only if they are between identically registered accounts. Shareholders contemplating such an exchange should obtain and review the prospectuses of those funds. The exchange privilege is available only in states where the exchange may legally be made. Telephone exchange privileges may be terminated or modified by the Fund upon 60 days notice to all shareholders of the Fund.

TRANSACTION CHARGES

In addition to charges described elsewhere in this Prospectus, the Fund may impose a charge of $5 per month for any account whose average daily balance is below $500. The fee may continue to be imposed during months when the account balance remains below $500. This fee will be paid to Rushmore Trust and Savings, FSB. The fee will not be imposed on tax-sheltered retirement plans or accounts established under the Uniform Gifts or Transfers to Minors Act. Because of the administrative expense of handling small accounts, the Fund reserves the right to involuntarily redeem an investor's account which falls below $500 due to redemptions or exchanges after providing 60 days written notice. The Fund may also assess a charge of $10 for items returned for insufficient or uncollectible funds.


TAX-SHELTERED RETIREMENT PLANS

Tax-sheltered  retirement  plans  of  the  following  types  will   be
available to investors:

     Individual Retirement Accounts (IRAs)
     Defined Contribution Plans
        (Profit-Sharing Plans)
     Money Purchase Plans (Pension Plans)
     Internal Revenue Code
        Section 401(k) Plans
     Internal Revenue Code
        Section 403(b) Plans

Additional information regarding these accounts may be obtained by contacting the Fund.

DIVIDENDS AND DISTRIBUTIONS

Dividends of the Portfolio are declared daily. Investors will receive dividends in additional shares at month end unless they elect in writing to receive cash. Dividends paid in cash to those investors so electing will be mailed on the second business day of the following month. Statements of account showing dividends paid will be sent to shareholders at least quarterly.

Long-term capital gains, if any, will be distributed on an annual basis while short-term capital gains, if any, will be distributed quarterly.

NET ASSET VALUE

The net asset value of the Portfolio's shares will be determined daily as of 4:00 P.M., Eastern time, except on customary national business holidays which result in the closing of the NYSE and weekends. The net asset value per share is calculated by dividing the net worth by the number of shares. The securities of the Portfolio will be valued on the basis of the average of quoted bid and ask price when quotations are available. If market quotations are not readily available, the Board of Directors of the Fund will value the Portfolio's securities in good faith. The directors will continuously review these methods of valuation and recommend changes which may be necessary to assure that the Portfolio's investments are valued at fair value.

TAXES

The Portfolio will seek to qualify for treatment as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code. If the Portfolio qualifies as a RIC, the Portfolio will not be liable for Federal income taxes to the extent its earnings are distributed within the time periods specified in the Code. To qualify as a RIC under the Code, the Portfolio must satisfy certain requirements, including the requirement that the Portfolio receive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to the Portfolio's investments in stock, securities, and foreign currencies (the "90% Test"), and that the Portfolio derive less than 30% of the Portfolio's gross income from the sale or other disposition of any of the following instruments which was held less than three months (the "30% Test"): (i) stock or securities; (ii) options, futures, or forward contracts; or (iii) foreign currencies (or options, futures, or forward contracts on such foreign currencies). Provided that the Portfolio (i) is a RIC and
(ii) distributes at least 98% of the Portfolio's net investment income (including, for this purpose, net realized short-term capital gains), the Portfolio will not be liable for Federal income taxes to the extent the Portfolio's net investment income and the Portfolio's net realized long- and short-term capital gains, if any, are distributed to the shareholders of the Portfolio.

Dividends paid by the Portfolio are taxable to shareholders whether such dividends and distributions are reinvested in shares of the Portfolio or are received in cash. Under current law, dividends derived from interest and dividends received by the Portfolio, together with distributions of any short-term capital gains, are taxable to the shareholders at their applicable tax bracket.


Under  current  law,  distributions of net long-term  gains,  if  any, realized by the Portfolio and designated as capital gains distributions will be made annually and will be taxed to shareholders as long-term capital gains regardless of the length of time the shares have been held. The Taxpayers Relief Act of 1997 lowered the maximum tax rate on net long-term capital gains for individuals from 28% to 20%. Statements as to the Federal tax status of shareholders' dividends and distributions will be mailed annually. Shareholders should consult their tax advisers concerning the tax status of the Portfolio's dividends in their own states and localities.


Shareholders   are  required  by  law  to  certify  that   their   tax
identification number is correct and that they are not subject to back-up withholding. In the absence of this certification, the Fund is required to withhold taxes at the rate of 31% on dividends, capital gains distributions, and redemptions. Shareholders who are non-resident aliens may be subject to a withholding tax on dividends earned.

Ordinary dividends paid to corporate or individual residents of foreign countries are subject to a 30% withholding tax. The rate of withholding tax may be reduced if the United States has an income tax treaty with the foreign country where the recipient resides. Capital gains distributions received by foreign investors should, in most cases, be exempt from U.S. tax. A foreign investor will have to provide the Fund with any required documentation in order for the Fund to apply a reduced rate or exemption from U.S. withholding tax.

ORGANIZATION AND DESCRIPTION OF COMMON STOCK

The  Fund  is  an  open-end, diversified investment company.   It  was
incorporated in Maryland on July 24, 1985 and has a present authorized capital of 1,000,000,000 shares of $.001 par value common stock.

All shares of the Fund are freely transferable. The shares do not have preemptive rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption or any other feature. Shares have equal voting rights, except that in a matter affecting only a particular portfolio, such as a change in investment policy, only shares of that portfolio may be entitled to vote on the matter. Because the shares have non-cumulative voting rights, the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors, if they choose to do so. In such event, the holders of the remaining less than 50% of the shares voting will not be able to elect any directors. Shareholder inquiries can be made by telephone ((800) 343-3355) or by mail (4922 Fairmont Avenue, Bethesda, Maryland 20814).

Under Maryland Corporate law, a registered investment company is not required to hold an annual shareholders' meeting if the Investment Company Act of 1940 does not require a meeting. The Act does require a meeting if the following actions are necessary: ratification of the selection of independent public accountants, approval of the investment advisory agreement, election of the board of directors, or approval of the appointment of directors to board vacancies when such vacancies cause less than two-thirds of the board to have been elected or approval of a change in a fundamental investment policy. Under the Investment Company Act of 1940, shareholders have the right to remove directors and, if holders of 10% of the outstanding shares request in writing, a shareholders' meeting must be called. As of the date of this Prospectus, officers and directors of the Fund, as a group, own less than 1% of the shares outstanding.

MANAGEMENT OF THE FUND

Investment Adviser and Administrative Servicing Agent

The investment adviser of the Fund is Money Management Associates, 1001 Grand Isle Way, Palm Beach Gardens, Florida 33418 (the "Adviser"). Subject to the general supervision of the Board of Directors of the Fund, the Adviser renders investment advice and is responsible for the overall management of the Fund's business affairs. Investment decision for the Portfolio are made by committee and no one person is primarily responsible for making recommendations to the committee.

The Adviser currently is the investment adviser of four registered investment companies, including The Rushmore Fund, Inc., which was established in 1985. The Adviser also advises: Fund for Government Investors, a money market fund established in 1975 that invests only in U.S. Treasury securities; Fund for Tax-Free Investors, Inc., which was established in 1983 and currently consists of three series, each of which invests primarily in securities the interest on which is exempt either from federal income tax or from state income tax; and American Gas Index Fund, Inc., a common stock index fund established in 1989 that seeks to provide investment results that correlate to those of an index comprising the common stocks of natural gas distribution and transmission company members of the American Gas Association. As of August 31, 1997, total assets under the Adviser's management were approximately $900 million.


Under an Investment Advisory Agreement between the Fund and the Adviser, the Portfolio pays the Adviser a fee at an annual rate based on 0.50% of the net assets of the Portfolio. The Adviser manages the investment and reinvestment of the assets of the portfolios of the Fund and administers the affairs of the Fund, subject to the control of the officers and the Board of Directors of the Fund. Investment decisions are made by committee. The Adviser bears all costs associated with providing these services and the fees and expenses of the directors of the Fund who are affiliated persons of the Adviser. For additional information concerning the Adviser and the Investment Advisory Agreement, see "Management of the Fund" in the Statement of Additional Information.

Under a Service Agreement between the Fund and Rushmore Trust and Savings, FSB ("RTS"), 4922 Fairmont Avenue, Bethesda, Maryland 20814, a majority-owned subsidiary of the Adviser, RTS provides transfer agency, dividend-disbursing, and administrative services to the Fund. Under the Service Agreement with RTS, which has been approved by the Board of Directors, RTS receives an annual fee of 0.30% of the average daily net assets of the Portfolio for these services. RTS pays all fees and expenses that are directly related to the services provided by RTS to the Fund. For additional information concerning RTS and the Service Agreement, see "Management of the Fund" in the Statement of Additional Information.

Officers and Directors

The Fund has a Board of Directors which is responsible for the general supervision of the Fund's business. The day-to-day operations of the Fund are the responsibility of the Fund's officers.

                    THE RUSHMORE FUND, INC.

            RUSHMORE U.S. GOVERNMENT BOND PORTFOLIO

                           PROSPECTUS

                        January 1, 1998


                       Table of Contents


                                                             Page

Fee Table

Financial Highlights

Management's Discussion of Portfolio Performance

Performance Data

Investment Objective and Policies

Portfolio Turnover

How to Invest in the Fund

How to Redeem an Investment (Withdrawals)

Exchanges

Transaction Charges

Tax-Sheltered Retirement Plans

Dividends and Distributions

Net Asset Value

Taxes

Organization and Description of Common Stock

Management of the Fund

                                PART B

                        THE RUSHMORE FUND, INC.

                RUSHMORE U.S. GOVERNMENT BOND PORTFOLIO

            4922 Fairmont Avenue, Bethesda, Maryland  20814
                   (301) 657-1517    (800) 621-7874


                  STATEMENT OF ADDITIONAL INFORMATION

The Rushmore U.S. Government Bond Portfolio (the "Portfolio") is one of a series of portfolios in The Rushmore Fund, Inc. (the "Fund"), an open-end management investment company. The objective of the Portfolio is to provide investors with maximum current income to the extent that such investment is consistent with safety of principal. In attempting to achieve its objective, the Portfolio invests principally in the current thirty-year U.S. Treasury bond and in other U.S. Government securities with maturities of ten years or more.

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Portfolio's Prospectus, dated January 1, 1998. A copy of the Portfolio's Prospectus may be obtained without charge by writing or telephoning the Fund.

The date of this Statement of Additional Information is January 1, 1998.

              STATEMENT OF ADDITIONAL INFORMATION

                       TABLE OF CONTENTS


                                Cross Reference to Related Item in Prospectus

                                     Page in Statement
                                     of Additional             Page in
                                     Information               Prospectus


  Investment Policies

  Investment Restrictions

  Management of the Fund

  Principal Holders of Securities

  Net Asset Value

  Performance Information

  Calculations of Yield and
  Return Quotations

  Dividends, Distributions, and
  Taxes

  Auditors and Custodian

  Financial Statements

INVESTMENT POLICIES

Lending of Securities

Subject to the investment restrictions set forth below, the Portfolio may lend portfolio securities to brokers, dealers, and financial institutions, provided that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the Portfolio and is maintained each business day in a segregated account pursuant to applicable regulations. While such securities are on loan, the borrower will pay the Portfolio any income accruing thereon, and the Portfolio may invest the cash collateral in portfolio securities, thereby earning additional income. The Portfolio will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which the Portfolio's shares are qualified for sale, and the Portfolio will not lend more than 33-1/3% of the value of the Portfolio's total assets. Loans would be subject to termination by the Portfolio on four business days' notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and that Portfolio's shareholders. The Portfolio may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan.

Repurchase Agreements

As discussed in the Portfolio's Prospectus, the Portfolio may enter into repurchase agreements with financial institutions. The Portfolio follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Portfolio's investment adviser, Money Management Associates (the "Adviser"). In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned in the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Portfolio will seek to liquidate such collateral. However, the exercising of the Portfolio's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolio could suffer a loss. It is the current policy of the Portfolio not to invest in repurchase agreements that do not mature within seven days if any such instrument, together with any other illiquid assets held by the Portfolio, amounts to more than 10% of the Portfolio's total assets. The investments of the Portfolio in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

Zero Coupon Securities

The  Portfolio  may  invest in zero coupon  securities.   Zero  coupon
securities is the term used by the Fund to describe U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder during the life of the security. The value of the zero-coupon security to an investor consists of the difference between the security's face value at the time of maturity and the price for which the security was acquired, which is generally an amount much less than the face value (sometimes referred to as a "deep discount" price).

Currently the only U.S. Treasury security issued without coupons is the Treasury bill. However, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). More recently, the U.S. Treasury Department has facilitated the stripping of Treasury notes and bonds by permitting the separated corpus and coupons to be transferred directly through the Federal Reserve Banks' book-entry system. This program, which eliminates the need for custodial or trust accounts to hold the Treasury securities, is called "Separate Trading of Registered Interest and Principal of Securities" ("STRIPS"). Each such stripped instrument (or receipt) entitles the holder to a fixed amount of money from the Treasury at a single, specified future date. The U.S. Treasury redeems zero coupon securities consisting of the corpus for the face value thereof at maturity, and those consisting of stripped coupons for the amount of interest, and at the date, stated thereon.

Portfolio Transactions

The Portfolio's securities are normally purchased on a net basis which does not involve payment of brokerage commissions.

INVESTMENT RESTRICTIONS

The following investment restrictions supplement those set forth in the Portfolio's Prospectus. These restrictions are fundamental and may not be changed without prior approval of a majority of the Portfolio's outstanding voting shares. As defined in the Investment Company Act of 1940, as amended, the term "majority" means the vote of the lesser of (a) 67% of the shares of the Portfolio at a meeting where more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the outstanding shares of the Portfolio.

The Portfolio may not:

1. borrow money except as a temporary measure to facilitate redemptions. Such borrowing may be in an amount not to exceed 30% of the Portfolio's total assets, taken at current value, before such borrowing. The Portfolio may not purchase an investment security if a borrowing by the Portfolio is outstanding.

2. make loans except through repurchase agreements and through the lending of portfolio securities provided the borrower maintains collateral equal to at least 100% of the value of the borrowed security, and marked to market daily.

3. underwrite securities of any other issuer.

4. purchase  or   sell  real  estate,  including  limited  partnership
   interests.

5. purchase or sell restricted securities or warrants, nor may it issue senior securities.

6. purchase any security whereby it would account for more than 10% of any issuer's outstanding shares.

7. purchase securities of any issuer if, as a result of such a purchase, such securities would account for more than 5%, (as defined by Section 5 (b)(1) of the Investment Company Act of 1940), of the Fund's assets. There is no limitation, however, as to investments issued or guaranteed by the United States Government, its agencies or instrumentalities, or in obligations of the United States Government, its agencies or instrumentalities, which are purchased in accordance with the Fund's investment objective and policies.

8. purchase or sell commodities or commodities contracts.

9. concentrate more than 25% of its assets in any one industry.

The following restrictions have been adopted by the Fund for the Portfolio, but are not considered fundamental and may be changed by the Board of Directors of the Fund.

The Portfolio may not:

1. invest in companies for the purpose of exercising management or control.

2. purchase more than 10% of the voting securities of any one issuer, or more than 10% of the securities of any class of any one issuer.

3. purchase or hold the securities of any issuer if those officers or directors of the Fund, or of Money Management Associates, who individually own beneficially more than 0.5% of the outstanding securities of the issuer, together own beneficially more than 5% of those securities.

4. invest in securities of other investment companies, except at customary brokerage commission rates or in connection with mergers, consolidations or offers of exchange.

5. purchase the securities of companies which, including predecessors, have a record of less than three years continuous operation if, as a result, more than 5% of the market value of the Portfolio's assets would be invested in such companies.

6. invest more than 10% of their assets in illiquid securities.

7. invest in oil, gas or other mineral leases.

8. issue shares for other than cash.

9. purchase put or call options.

10.sell securities short.

MANAGEMENT OF THE FUND

The names and addresses of the directors and officers of the Fund and partners of Money Management Associates, the Fund's Adviser, together with information as to their principal business occupations during the past five years, are set forth below. Fees and expenses for non-interested directors will be paid by the Fund.

*Daniel L. O'Connor, 55 - Chairman of the Board of Directors and Treasurer of the Fund. General Partner of the adviser since 1975.
President  of  Rushmore Trust and Savings, FSB since  1989.   Address:
1001 Grand Isle Way, Palm Beach Gardens, FL 33418.

*Richard J. Garvey, 64 - President and Director of the Fund. Employee of Rushmore Services, Inc., a subsidiary of the Adviser, since 1995. Limited Partner of the Adviser since 1975. Address: 4922 Fairmont Avenue, Bethesda, Maryland 20814.

Jeffrey R. Ellis, 53 - Director of the Fund. Vice President, LottoFone, Inc., a telephone state lottery service, since 1993. Vice President Shoppers Express, Inc. 1988-1992. Address: 513 Kerry Lane, Virginia Beach, Virginia 23451.

Bruce C. Ellis, 53 - Director of the Fund. Vice President, LottoFone, Inc., a telephone state lottery service, since 1991. Vice President, Shoppers' Express, Inc. 1986-1992. Address: 7108 Heathwood Court Bethesda, Maryland 20817.

Patrick F. Noonan, 54 - Director of the Fund. Chairman and Chief Executive Officer of the Conservation Fund since 1986. Vice Chairman, American Farmland Trust and Trustee, American Conservation Association since 1985. President, Conservation Resources, Inc. since 1981.
Address:  11901 Glen Mill Drive, Potomac, Maryland 20854.

Michael D. Lange, 55 - Director of the Fund. Vice President, Capital Hill Management Corporation since 1967. Owner of Michael D. Lange, Ltd., a builder and developer since 1980. Partner of Greatful Falls, a building developer since 1994. Address: 7521 Pepperell Drive, Bethesda, Maryland 20817.

Leo Seybold, 83 - Director of the Fund. Retired 1988. Address: 5804 Rockmere Drive, Bethesda, Maryland 20816.

*Timothy N. Coakley, CPA, 30 - Vice President. Chief Financial Officer, Rushmore Trust and Savings, FSB since 1995. Formerly Audit Manager, Deloitte & Touche LLP until 1994. Address: 4922 Fairmont Avenue, Bethesda, MD 20814.

*Edward J. Karpowicz, CPA, 34 - Controller since July 1997. Treasurer, Bankers Finance Investment Management Corp., August 1993 to June 1997. Senior Accountant, Ernst & Young, September 1989 to February 1993. Address: 4922 Fairmont Avenue, Bethesda, MD 20814.

*Stephenie E. Adams, 28 - Secretary. Manager, Fund Administration and Marketing, Rushmore Services, Inc., from July 1994 to present. Regional Sales Coordinator, Media General Cable, from June 1993 to June 1994. Graduate Student, Northwestern University, M.S., from September 1991 to December 1992. Address: 4922 Fairmont Avenue, Bethesda, Maryland 20814.

* Indicates interested person as defined in the Investment Company Act of 1940.

Certain  Directors  and Officers of the Fund are  also  Directors  and
Officers of Fund for Government Investors, Fund for Tax-Free Investors, Inc., and American Gas Index Fund, Inc., other investment companies that are managed by the Adviser. As of December 1, 1997, the directors and officers of the Fund, as a group, owned, of record and beneficially, less than 1% of the shares of the Portfolio.


The Adviser, Money Management Associates, which has its office at 1001 Grand Isle Way, Palm Beach Gardens, Florida 33418, provides the Fund with investment advisory services. The Adviser is a limited partnership which was formed under the laws of the District of Columbia on August 15, 1974. Its primary business since inception has been to serve as the Investment Adviser to Fund for Government Investors, Fund for Tax-Free Investors, Inc., The Rushmore Fund, Inc., and American Gas Index Fund, Inc. Daniel L. O'Connor is the sole general partner of the Adviser, and, as such, exercises control thereof.

Under an Investment Advisory Agreement with the Adviser, dated October 10, 1985 (the "Agreement"), the Adviser provides investment advice to the Fund and oversees its day-to-day operations, subject to direction and control by the Fund's Board of Directors. Pursuant to the Agreement, the Fund pays the Adviser a fee at an annual rate based on 0.50% of the net assets of the Fund. Normal expenses which are borne by the Fund, include, but are not limited to, taxes, corporate fees, federal and state registration fees, interest expenses (if any), office expenses, the costs incident to preparing, registering and redeeming stock certificates for shareholders, custodian charges, the expenses of shareholders' and directors' meetings, data processing, preparation, printing and distribution of all reports and proxy materials, legal services rendered to the Fund, compensation for those directors who do not serve as employees of the Adviser, insurance coverage for the Fund and its directors and officers, and its membership in trade associations. The Adviser will pay the costs of office space. The Adviser may, from its own resources, including profits from advisory fees received from the Fund provided such fees are legitimate and not excessive, make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares.


For the fiscal year ended August 31, 1997, 1996, and 1995, the Portfolio paid advisory fees to the Adviser of approximately $86,364, $127,595, and $134,573, respectively.


Under an Agreement dated September 1, 1993, Rushmore Trust and Savings, FSB ("RTS"), 4922 Fairmont Avenue, Bethesda, Maryland 20814, a majority-owned subsidiary of the Adviser, provides transfer agency, dividend-disbursing and administrative services to the Fund. The services of RTS are provided to the Fund on a fee basis and are paid by the Fund. RTS will charge an annual fee of 30 basis points (0.30%) of the average daily net assets of the Portfolio. The non-interested directors of the Fund have reviewed the fee structure and determined that it is competitive and in the best interest of the shareholders of the Fund. The fees will be reviewed and approved annually by the non-interested directors. The Fund is subject to the self-custodian rules of the Securities and Exchange Commission. These rules require that the Custodian be subject to three securities verification examinations each year conducted by the Fund's independent accountant. Two of the examinations must be performed on an unannounced surprise basis.

PRINCIPAL HOLDERS OF SECURITIES

On December 1, 1997, there were 1,549,608 shares of the Portfolio outstanding. Charles Schwab & Company, San Francisco, California, IUE Strike Insurance Fund, Washington, D.C., and National Financial Services Corporation, New York, New York, owned for the benefit of others 20.21%, 7.50%, and 5.38%, shares of the Portfolio, respectively. Officers and Directors of the Fund, as a group, own less than 1% of the shares outstanding.


NET ASSET VALUE

The net asset value of the Portfolio's shares will be determined daily at 4:00 P.M., Eastern time, except on customary national business holidays which result in the closing of the New York Stock Exchange, and weekends. The net asset value per share is calculated by dividing the net worth by the number of shares. The securities of the Portfolio will be valued on the basis of the average of quoted bid and ask prices when market quotations are available.

PERFORMANCE INFORMATION

The Portfolio from time to time may include its total return in advertisements or reports to shareholders or prospective shareholders. Quotations of average annual total return for the Portfolio will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Portfolio over a period of at least one, five, and ten years (up to the life of the Portfolio) (the ending date of the period will be stated). Total return is calculated from two factors: the amount of dividends earned by each Portfolio share and by the increase or decrease in value of the Portfolio's share price. See "Calculation of Yield and Return Quotations."

Performance information for the Portfolio contained in reports and marketing and other Portfolio promotional literature may be compared to various unmanaged indexes, including, but not limited to, the Shearson Lehman Government (LT) Index, the Standard & Poor's 500 Composite Stock Price IndexTM, and the Dow Jones Industrial Average. Such unmanaged indexes may assume the reinvestment of dividends, but generally do not reflect deductions for operating costs and expenses. In addition, the Portfolio's total return may be compared to the performance of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper Analytical Services, Inc. ("Lipper"), and CDA Investment Technologies, Inc., among others. When Lipper's tracking results are used, the Portfolio will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. The Portfolio, therefore, will be compared to funds within Lipper's bond fund category. Rankings may be listed among one or more of the asset-size classes as determined by Lipper. Since the assets in all mutual funds are always changing, the Portfolio may be ranked within one Lipper asset-size class at one time and in another Lipper asset-size class at some other time. Footnotes in advertisements and other marketing literature will include the time period and Lipper asset-size class, as applicable, for the ranking in question. Performance figures are based on historical results and are not intended to indicate future performance.

CALCULATION OF YIELD AND RETURN QUOTATIONS

A current quotation of yield and total return may appear from time to time in advertisements and in communications to shareholders and others. The yields and returns quoted may be calculated as follows:

Under the rules of the Securities and Exchange Commission ("SEC Rules"), yield is calculated is based on a specified 30 day period computed by dividing the net investment income per share earned during the period by the offering price per share on the last day of the period according to the following formula:

  YIELD = 2[(a-b/cd) + 1)6 - 1] where:
  a = income earned during the period
  b = expenses
  c = average number of shares outstanding during the period entitled to receive dividends
  d = offering price on last day of the period

Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (i) computing the yield to maturity of each obligation held by the Portfolio based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (ii) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation that is in the Portfolio's portfolio (assuming a month of thirty days), and (iii) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the thirty-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Portfolio's portfolio. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

The Portfolio from time to time may also advertise its yield based on a thirty-day period ending on a date other than the most recent balance sheet included in its Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based.

Any quotation of performance stated in terms of yield (whether based on a thirty-day or one month period) will be given no greater prominence than the information prescribed under SEC Rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

For purposes of quoting and comparing the performance of the Portfolio to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return. Under the SEC Rules, Portfolio advertising performance must include total return quotes calculated according to the following formula:

                                   n
                            P (1+T)  = ERV

       Where:     P = a hypothetical initial payment of $1,000;

                  T = average annual total return;

                  n = number of years (1, 5, or 10); and

               ERV  = ending redeemable value of a hypothetical $1,000
                      payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods or a shorter period dating from the effectiveness of the Registration Statement of the Portfolio. In calculating the ending redeemable value, all dividends and distributions by the Portfolio are assumed to have been reinvested at net asset value as described in the Portfolio's Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions. Dividends from net investment income and any distributions of net realized capital gains from the Portfolio will be distributed as described in the Portfolio's Prospectus under "Dividends and Distributions." All such distributions of the Portfolio normally automatically will be reinvested without charge in additional shares of the Portfolio.

With respect to the investment by the Portfolio in U.S. Treasury zero coupon bonds, a portion of the difference between the issue price of zero coupon securities and the face value of such securities (the "original issue discount") is considered to be income to the Portfolio each year, even though the Portfolio will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the Portfolio which must be distributed to shareholders of the Portfolio in order to maintain the qualification of the Portfolio as a regulated investment company (a "RIC") under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), as described immediately below under "Regulated Investment Company Status," and to avoid Federal income tax at the level of the Portfolio. Shareholders of the Portfolio will be subject to income tax on such original issue discount, whether or not such shareholders elect to receive their distributions in cash.

Regulated Investment Company Status. As a RIC, the Portfolio would not be subject to Federal income taxes on the net investment income and capital gains that the Portfolio distributes to the Portfolio's shareholders. The distribution of net investment income and capital gains will be taxable to Portfolio shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. Distributions reported to Portfolio shareholders as long-term capital gains shall be taxable as such, regardless of how long the shareholder has owned the shares. Portfolio shareholders will be notified annually by the Portfolio as to the Federal tax status of all distributions made by the Portfolio. Distributions may be subject to state and local taxes.

The Portfolio will seek to qualify for treatment as a RIC under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code"). Provided that the Portfolio (i) is a RIC and (ii) distributes at least 98% of its net investment income (including, for this purpose, net realized short-term capital gains), the Portfolio will not be liable for Federal income taxes to the extent its net investment income and its net realized long- and short-term capital gains, if any, are distributed to the Portfolio's shareholders. One of several requirements for RIC qualification is that the Portfolio receives at least 90% of the Portfolio's gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to the Portfolio's investments in stock, securities, and foreign currencies (the "90% Test"). In addition, under the Code, the Portfolio will not qualify as a RIC for any taxable year if more than 30% of the Portfolio's gross income for that year is derived from gains on the sale of securities held less than three months (the "30% Test").

If the Portfolio does not satisfy the 30% Test for any taxable year of the Portfolio, the Portfolio will not qualify as a RIC for that year. If the Portfolio fails to qualify as a RIC for any taxable year, the Portfolio would be taxed in the same manner as an ordinary corporation. In that event, the Portfolio would not be entitled to deduct the distributions which the Portfolio had paid to shareholders and, thus, would incur a corporate income tax liability on all of the Portfolio's taxable income whether or not distributed. The imposition of corporate income taxes on the Portfolio would directly reduce the return to an investor from an investment in the Portfolio.

In the event of a failure by the Portfolio to qualify as a RIC, the Portfolio's distributions, to the extent such distributions are derived from the Portfolio's current or accumulated earnings and profits, would constitute dividends that would be taxable to shareholders as ordinary income and would be eligible for the dividends-received deduction for corporate shareholders. This treatment would also apply to any portion of the distributions that might have been treated in the shareholder's hands as long-term capital gains, as discussed below, had the Portfolio qualified as a RIC.

If the Portfolio were to fail to qualify as a RIC for one or more taxable years, the Portfolio could then qualify (or requalify) as a RIC for a subsequent taxable year only if the Portfolio had distributed to the Portfolio's shareholders a taxable dividend equal to the full amount of any earnings or profits (less the interest charge mentioned below, if applicable) attributable to such period. The Portfolio might also be required to pay to the Internal Revenue Service ("IRS") interest on 50% of such accumulated earnings and profits. In addition, pursuant to the Code and an interpretative notice issued by the IRS, if the Portfolio should fail to qualify as a RIC and should thereafter seek to requalify as a RIC, the Portfolio may be subject to tax on the excess (if any) of the fair market of the Portfolio's assets over the Portfolio's basis in such assets, as of the day immediately before the first taxable year for which the Portfolio seeks to requalify as a RIC.

If the Portfolio determines that the Portfolio will not qualify as a RIC under Subchapter M of the Code, the Portfolio will establish procedures to reflect the anticipated tax liability in the Portfolio's net asset value.

As a RIC, the Fund will not be subject to Federal income taxes on the net investment income and capital gains that it distributes to its shareholders. The distribution of net investment income and capital gains will be taxable to shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. Distributions reported to shareholders as long-term capital gains shall be taxable as such, regardless of how long the shareholder has owned the shares. Shareholders will be notified annually by the Fund as to the Federal tax status of all distributions made by the Portfolio. Distributions may be subject to state and local taxes.

AUDITORS AND CUSTODIAN

Deloitte & Touche LLP, independent certified public accountants, are the auditors of the Fund. Rushmore Trust and Savings, FSB, Bethesda, Maryland acts as custodian bank for the Fund.

FINANCIAL STATEMENTS

The Fund incorporates by reference in this Statement of Additional Information the financial statements and notes contained in its annual report to the shareholders for the year ended August 31, 1997, which must accompany this Statement of Additional Information.

      U.S. GOVERNMENT BOND PORTFOLIO FINANCIAL STATEMENTS

                      ANNUAL REPORT, August 31, 1997
                         THE RUSHMORE FUND, INC.

             4922 Fairmont Avenue,  Bethesda, Maryland 20814

                        (800) 343-3355 (301) 657-1500

[Deleted Rushmore Logo]
                                                      October 20, 1997

Dear Shareholder:

Since our last semi-annual report, the economy has continued to show solid growth while keeping inflation in check. The Federal Reserve has not made a change to the Federal Funds rate since the 25 basis point increase in March of this year, but they do maintain a bias toward restraint. Due to this bias the market remains susceptible to volatility due to economic data releases, as market participants try to gauge the Fed's reaction to possible inflationary data. Yields on the 30-year Treasury Bond peaked in April of this year at 7.17% before trending back downward to 6.57% by our fiscal year end. The low lend of the yield range for the 1997 fiscal year was 6.35%.

Rushmore U.S. Government Bond Portfolio

The U.S. Government Bond Portfolio invests primarily in the ten and 30-year Treasury issues. Our objective is to provide high current income as well as maintain safety of principal. For the fiscal year ended August 31, 1997, the total return of the portfolio was 11.94%, as compared with the Lehman Brothers Intermediate Government Index total return of 7.96%, and the Lehman Brothers Long Government Index total return of 13.24%. The average maturity of the portfolio was 21.3 years on August 31, 1997.

Outlook

We look for the rest of 1997 and early 1998 to behave much like the last 12 months. The economy should continue to remain strong, and a watchful Fed will keep vigil over inflation. To achieve this goal another rate hike may be necessary, but as they have demonstrated in recent FOMC meetings, the Fed is willing to be patient before making restrictive rate increases. So far Fed policy has been successful in keeping the economy moving forward while not being overly restrictive. The ever present possibility of an increase in the Fed Funds rate in the future, however, does leave the market open to some volatility. We anticipate a trading range in 30-year Treasury Bond yields between 6.25% and 7.25%. Until we see an upward move in inflation, yields should remain in the lower end of this range.

As always, we thank you for your continued support.

Sincerely,

/s/ Daniel L. O'Connor

Daniel L. O'Connor
Chairman of the Board


/s/ Richard J. Garvey

Richard J. Garvey
President


                          THE RUSHMORE FUND, INC.
                        U.S. Government Bond Portfolio
                         STATEMENT OF NET ASSETS
                               August 31, 1997

                                                              Face          Value
                                                             Amount        (Note 1)
 U.S. TREASURY OBLIGATIONS: 97.2% of Net Assets
 U.S. Treasury Notes, 5.875%, 11/15/05                    $ 2,100,000     $ 2,032,407
 U.S. Treasury Notes, 6.25%, 2/15/07                        1,000,000         990,000
 U.S. Treasury Notes, 6.625%, 5/15/07                       1,700,000       1,729,220
 U.S. Treasury Notes, 6.125%, 8/15/07                         500,000         492,187
 U.S. Treasury Bonds, 7.625%, 2/15/25                       4,050,000       4,525,875
 U.S. Treasury Bonds, 6.875%, 8/15/25                       4,900,000       5,022,500
                                                                          -----------
 Total U.S. Treasury Obligations (Cost $15,256,816)                        14,792,189
                                                                          -----------
 REPURCHASE AGREEMENT: 2.2%
 With PaineWebber dated 8/29/97 at 5.40% to be
   repurchased at $333,102 on 9/2/97, collateralized
   by $334,862 in U.S. Treasury Notes, due 6/30/98
   (Cost $333,052)                                                            333,052
                                                                          -----------
 Total Investments: 99.4% (Cost $15,589,868*)                              15,125,241
 Other Assets less Liabilities: 0.6%                                           86,720
                                                                          -----------
 Net Assets (Note 6): 100.0%                                              $15,211,961
                                                                          ===========
 Net Asset Value Per Share (Based on 1,534,148
   Shares Outstanding)                                                          $9.92
                                                                          ===========


                 *Aggregate cost for Federal income tax purposes

                       See Notes to Financial Statements.

                                  2

                         THE RUSHMORE FUND, INC.

                       U.S. Government Bond Portfolio

                          STATEMENT OF OPERATIONS
                     For the Year Ended August 31, 1997

Investment Income (Note 1)                                 $ 1,104,729
                                                           -----------
Expenses
  Investment Advisory Fee (Note 2)                              86,364
  Administrative Fee (Note 2)                                   51,818
                                                           -----------
    Total Expenses                                             138,182
                                                           -----------
Net Investment Income                                          966,547
                                                           -----------
Net Realized Loss on Investment Transactions                  (260,096)
Net Unrealized Appreciation of Investments                   1,358,287
                                                           -----------
Net Gain on Investments                                      1,098,191
                                                           -----------
Net Increase in Net Assets Resulting from Operations       $ 2,064,738
                                                           ===========


                       See Notes to Financial Statements.

                             THE RUSHMORE FUND, INC.

                         U.S. Government Bond Portfolio

                       STATEMENTS OF CHANGES IN NET ASSETS
                          For the Years Ended August 31,

                                                                                   1997              1996
Increase (Decrease) in Net Assets
Operations
  Net Investment Income                                                        $   966,547       $ 1,426,905
  Net Realized Gain (Loss) on Investment Transactions                             (260,096)        1,147,575
  Net Unrealized Appreciation (Depreciation) of Investments                      1,358,287        (2,989,249)
                                                                               ------------      ------------
    Net Increase (Decrease) in Net Assets Resulting from Operations              2,064,738          (414,769)
                                                                               ------------      ------------
Distributions to Shareholders
  From Net Investment Income                                                      (971,703)       (1,421,749)
  From Net Realized Gain on Investments                                            (31,134)                -
                                                                               ------------      ------------
    Total Distributions to Shareholders                                         (1,002,837)       (1,421,749)
                                                                               ------------      ------------
Share Transactions
  Net Proceeds from Sales of Shares                                             10,275,496        27,184,950
  Net Proceeds from Sales of Shares issued in connection with acquisition
    of the Rushmore U.S. Government Intermediate-Term Portfolio (Note 5)                 -        12,773,496
  Reinvestment of Distributions                                                    838,080         1,242,904
  Cost of Shares Redeemed                                                      (18,387,418)      (34,331,636)
                                                                               ------------      ------------
    Net Increase (Decrease) in Net Assets Resulting from Share Transactions     (7,273,842)        6,869,714
                                                                               ------------      ------------
    Total Increase (Decrease) in Net Assets                                     (6,211,941)        5,033,196

Net Assets - Beginning of Year                                                  21,423,902        16,390,706
                                                                               ------------      ------------
Net Assets - End of Year                                                       $15,211,961       $21,423,902
                                                                               ============      ============
Shares
  Sold                                                                           1,055,504         2,724,777
  Shares issued in connection with acquisition of the Rushmore U.S.
    Government Intermediate-Term Portfolio (Note 5)                                      -         1,182,595
  Issued in Reinvestment of Distributions                                           85,019           124,401
  Redeemed                                                                      (1,887,103)       (3,408,891)
                                                                               ------------      ------------
    Net Increase (Decrease) in Shares                                             (746,580)          622,882
                                                                               ============      ============


                       See Notes to Financial Statements.

                                  4

                             THE RUSHMORE FUND, INC.

                         U.S. Government Bond Portfolio

                              FINANCIAL HIGHLIGHTS
                         For the Years Ended August 31,

                                                        1997         1996        1995        1994         1993
Per Share Operating Performance:
  Net Asset Value - Beginning of Year                 $  9.39      $  9.89     $  9.08     $ 11.55      $ 10.62
                                                      --------     --------    --------    --------     --------
  Income from Investment Operations:
    Net Investment Income                               0.549        0.563       0.606       0.599        0.650
    Net Realized and Unrealized Gain (Loss) on
      Investments                                       0.549       (0.502)      0.810      (1.884)       1.304
                                                      --------     --------    --------    --------     --------
      Total from Investment Operations                  1.098        0.061       1.416      (1.285)       1.954
                                                      --------     --------    --------    --------     --------
  Distributions to Shareholders:
    From Net Investment Income                         (0.551)      (0.561)     (0.606)     (0.602)      (0.650)
    From Net Realized Capital Gain                     (0.017)           -           -      (0.583)      (0.374)
                                                      --------     --------    --------    --------     --------
      Total Distributions                              (0.568)      (0.561)     (0.606)     (1.185)      (1.024)
                                                      --------     --------    --------    --------     --------
  Net Increase (Decrease) in Net Asset Value             0.53        (0.50)       0.81       (2.47)        0.93
                                                      --------     --------    --------    --------     --------
  Net Asset Value - End of Year                       $  9.92      $  9.39     $  9.89     $  9.08      $ 11.55
                                                      ========     ========    ========    ========     ========
Total Investment Return                                 11.94%        0.41%      16.35%     (10.29)%      20.92%

Ratios to Average Net Assets:
  Expenses                                               0.80%        0.80%       0.80%       0.80%        0.80%
  Net Investment Income                                  5.60%        5.59%       6.75%       5.97%        6.08%

Supplementary Data:
  Portfolio Turnover Rate                                19.2%        95.0%       63.3%      188.3%       173.6%
  Net Assets at End of Year (000's omitted)           $15,212      $21,424     $16,391     $29,276      $24,094
  Number of Shares Outstanding at End of Year
    (000's omitted)                                     1,534        2,281       1,658       3,225        2,085



                       See Notes to Financial Statements.

                        THE RUSHMORE FUND, INC.
                     NOTES TO FINANCIAL STATEMENTS
                            August 31, 1997

1. SIGNIFICANT ACCOUNTING POLICIES

The Rushmore Fund, Inc. (the Fund) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment company. The Fund currently consists of two separate portfolios each with its own investment objectives and policies. These financial statements report on one of the two portfolios: U.S. Government Bond Portfolio. On August 31, 1997, there were 1,000,000,000 shares of $0.001 par value capital stock authorized. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies which the Fund consistently follows:

       (a) Securities of the U.S. Government Bond Portfolio are valued on the basis of the average of quoted bid and ask prices when market quotations are available. If market quotations are not readily available, the Board of Directors will value the portfolio's securities in good faith.

       (b) Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Realized gains and losses from security transactions are computed on an identified cost basis.

       (c) Net investment income is computed and dividends are declared daily in the U.S. Government Bond Portfolio. Income dividends in this portfolio are paid monthly. Dividends are reinvested in additional shares unless shareholders request payment in cash. Capital gains, if any, are distributed annually.

       (d) The Fund complies with the provisions of the Internal Revenue Code applicable to regulated investment companies and distributes all net investment income to its shareholders. Therefore, no Federal income tax provision is required.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment  advisory  and management services are  provided  by  Money
Management Associates, (the Adviser). Under an agreement with the Adviser, the U.S. Government Bond Portfolio pays a fee for such services at an annual rate of 0.50% of the average daily net assets. Certain Officers and Directors of the Fund are affiliated with the Adviser.

Rushmore Trust and Savings, FSB (Rushmore Trust), a majority-owned subsidiary of the Adviser, provides transfer agency, dividend-
disbursing and shareholder services to the Fund. In addition, Rushmore Trust serves as custodian of the Fund's assets and pays the operating expenses of the Fund.

For these services, Rushmore Trust receives an annual fee of 0.30% of the average daily net assets of the U.S. Government Bond Portfolio.

3. SECURITIES TRANSACTIONS

For the year ended August 31, 1997, purchases of securities, excluding short-term securities, were $3,191,359 and sales (including maturities) of securities were $10,187,063.

4. NET UNREALIZED APPRECIATION/DEPRECIATION OF INVESTMENTS

As of August 31, 1997, net  depreciation  of  investments  for Federal
income  tax  purposes  was  $464,627   of  which  $90,063  related  to
appreciated investments and $554,690 related to depreciated investments. At August 31, 1997, the cost of the Fund's securities for Federal income tax purposes was $15,589,868.

5. REORGANIZATION

On  December  31,  1995,  the   Rushmore  U.S.  Government   Long-Term
Securities Portfolio acquired all the net assets of the Rushmore U.S. Government Intermediate-Term Securities Portfolio; pursuant to a plan of reorganization approved by the Rushmore U.S. Government Intermediate-Term Securities Portfolio shareholders on December 22, 1995. The acquisition was accomplished by a tax-free exchange of 1,182,595 shares of Rushmore U.S. Government Long-Term Securities Portfolio (valued at $12,773,496) for 1,291,408 shares of Rushmore U.S. Government Intermediate-Term Securities Portfolio, outstanding on December 31, 1995. The transferred Portfolio's net assets at that date were $12,773,496, including $962,905 of unrealized appreciation and $980,429 of accumulated loss carryforwards, which combined with those of the Rushmore U.S. Government Long-Term Securities Portfolio. The aggregate net assets of the Portfolios immediately before and after the acquisition were as follows:

                                                Before       After
                                              Acquisition  Acquisition

Rushmore U.S. Government Long-Term
  Securities Portfolio                        $20,593,589  $33,367,085
Rushmore U.S. Government Intermediate-Term
  Securities Portfolio                        $12,773,496            -

Immediately following the reorganization, the Rushmore U.S. Government Long-Term Securities Portfolio was renamed The Rushmore U.S. Government Bond Portfolio.

6. NET ASSETS

At August 31, 1997, net assets consisted of the following:

     Paid-in-Capital                                  $ 16,424,375
     Accumulated Net Realized Loss on Investments         (747,787)
     Net Unrealized Depreciation on Investments           (464,627)
                                                      --------------
     NET ASSETS                                       $ 15,211,961
                                                      ==============

7. CAPITAL LOSS CARRYOVERS

At  August  31,  1997,  for  Federal  income  tax  purposes, the  U.S.
Government Bond Portfolio had capital loss carryovers which may be applied against future net taxable realized gains of each succeeding year until the earlier of its utilization or its expiration as follows:

             Expires August 31,
             2001                               $253,964
             2002                                233,727
             2005                                260,096
                                                --------
                                                $747,787
                                                ========

                     INDEPENDENT AUDITORS' REPORT



The Shareholders and Board of Directors
of The Rushmore Fund, Inc.:

We have audited the statement of net assets of the U.S. Government Bond Portfolio (one of the Portfolios) of The Rushmore Fund, Inc., as of August 31, 1997, and the related statements of operations and changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1997, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our-audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the U.S. Government Bond Portfolio (one of the Portfolios) of The Rushmore Fund, Inc., at August 31, 1997, the results of its
operations,  the  changes  in  its  net  assets,  and  the   financial
highlights for the presented periods in conformity with generally accepted accounting principles.



/s/ Deloitte & Touche LLP

Princeton, New Jersey
October 10, 1997

                             [Deleted Rushmore Logo]

                             THE RUSHMORE FUND, INC.

                                  Annual Report

                                 August 31, 1997

                             PART C

                               PART C

                           OTHER INFORMATION
                        The Rushmore Fund, Inc.


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     a. Financial statements: The following audited financial statements are incorporated by reference in Part B of this registration statement's amendment:

       For the Rushmore U.S. Government Bond Portfolio:
         Statement of Net Assets as of August 31, 1997;
         Statement of Operations for the year ended August 31, 1997; Statements of Changes in Net Assets for the years ended
           August 31, 1997 and 1996; and
         Financial Highlights for each of the five years in the period ended August 31, 1997.

     b.    Exhibits:

     (11) Consent of Deloitte & Touche LLP, independent public accountants for Registrant.
     (16)  Schedule for computation of performance quotations.
     (27)  Financial Data Schedule.


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

       None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES

                                                  Number of Shareholders
                                                       of Record at
     Title of Class                                   December 1, 1997

     (Common Stock, $.001 par value)

     The Rushmore U.S. Government Bond Portfolio                584



ITEM 27.  INDEMNIFICATION

 The Registrant was incorporated in the State of Maryland on July 24, 1985 and is operated pursuant to the Articles of Incorporation of the Registrant, dated as of July 17, 1985, and as last amended, that permit the Registrant to indemnify its directors and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended.

 The Articles of Incorporation of the Fund provide that officers and directors shall be indemnified by the Fund against liabilities and expenses of defense in proceedings against them by reason of the fact that they serve as officers or directors of the Fund or as an officer or director of another entity at the request of the entity. This indemnification is subject to the following conditions:

     (a) no director or officer is indemnified against any liability to the Fund or its security holders which was the result of any willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties;

     (b) officers and directors are indemnified only for actions taken in good faith which the officers and directors believed were in or not opposed to the best interests of the Fund; and

     (c) expenses of any suit or proceeding will be paid in advance only if the persons who will benefit by such advance undertake to repay the expenses unless it is subsequently determined that they are entitled to indemnification.

 The Articles of Incorporation of the Registrant provide that if indemnification is not ordered by a court, indemnification may be authorized upon determination by shareholders, or by a majority vote of a quorum of the directors who were not parties to the proceedings or, if a quorum is not obtainable, or if directed by a quorum of disinterested directors so directs, by independent legal counsel in a written opinion that the persons to be indemnified have met the applicable standard.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

 Money Management Associates ("MMA"), 1001 Grand Isle Way, Palm Beach Gardens, Florida 33418, a limited partnership organized under the laws of the District of Columbia on August 15, 1974, has one general partner and three limited partners. Daniel L. O'Connor is the general partner and sole employee of MMA. Limited partners Richard
 J. Garvey, Martin M. O'Connor, and John R. Cralle, are full-time employees of Rushmore Services, Inc. ("RSI"), a subsidiary of MMA, at 4922 Fairmont Avenue, Bethesda, Maryland 20814.


 MMA also serves as the investment adviser to Fund for Government Investors, Fund for Tax-Free Investors, Inc., and American Gas Index Fund, Inc., all regulated investment companies since their inception.

ITEM 29.  PRINCIPAL UNDERWRITERS

 Not applicable

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

 The physical location for all accounts, books, and records required to be maintained and preserved by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 and 31a-2 thereunder, is 4922 Fairmont Avenue, Bethesda, Maryland 20814.

ITEM 31.  MANAGEMENT SERVICES

 Not Applicable

ITEM 32.  UNDERTAKINGS

     (a) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                              SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in this City of Bethesda and State of Maryland on the 26th day of December 1997.


               The Rushmore Fund, Inc.

               By:

               /s/ Daniel L. O'Connor*
               Daniel L. O'Connor, Chairman of the Board


Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 20 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Name                        Title                          Date


/s/ Daniel L. O'Connor*     Chairman of the Board,         December 26, 1997
Daniel L. O'Connor          Treasurer, Director

/s/ Richard J. Garvey*      President, Director            December 26, 1997
Richard J. Garvey

/s/  Timothy N. Coakley     Vice President, Controller     December 26, 1997
Timothy N. Coakley

/s/ Jeffrey R. Ellis*       Director                       December 26, 1997
Jeffrey R. Ellis

/s/  Bruce C. Ellis*        Director                       December 26, 1997
Bruce C. Ellis

/s/ Michael D. Lange*       Director                       December 26, 1997
Michael D. Lange

/s/ Patrick F. Noonan*      Director                       December 26, 1997
Patrick F. Noonan

/s/ Leo Seybold*            Director                       December 26, 1997
Leo Seybold

*Stephenie E. Adams, Attorney-in-Fact